                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 18, 1996

                               MCN CORPORATION
            (Exact name of registrant as specified in its charter)

       MICHIGAN                      1-10070               38-2820658
State of Incorporation          (Commission File        (I.R.S. Employer
                                      Number)          Identification No.)

 500 GRISWOLD STREET, DETROIT, MICHIGAN                        48226
(Address of principal executive offices)                     (Zip Code)


             Registrant's telephone number, including area code:
                                (313) 256-5500

ITEM 5. OTHER EVENTS

On July 18, 1996 MCN Corporation issued the following press release;

                        [MCN CORPORATION LETTERHEAD]




             MCN CORPORATION REPORTS HIGHER SECOND QUARTER EARNINGS


    Detroit, July 18, 1996 - MCN Corporation (NYSE:MCN) today reported earnings from continuing operations of $5.2 million for the second quarter of 1996, an increase of $3.6 million from $1.6 million in the second quarter of 1995. Earnings per share from continuing operations for the second quarter were $0.08 compared to $0.03 in the second quarter of last year. Income from discontinued operations was $36.8 million or $0.55 per share, which includes a gain from the sale of MCN's computer services subsidiary.

    Alfred R. Glancy III, MCN Chairman, President and Chief Executive Officer said, "MCN continued its profitable growth in the second quarter of 1996." He concluded, "Our return on common equity remains strong at 16.8% and we are on track for another record-setting level of earnings in 1996."

    For the six months ended June 30, 1996, earnings from continuing operations were $84.2 million or $1.26 per share, compared to $62.2 million or $0.98 per share for the first half of 1995. Additionally, discontinued operations contributed $37.8 million or $0.57 per share in 1996 and $1.7 million or $0.03 per share in the first half of 1995.

    Earnings from continuing operations were $115.3 million or $1.73 per share in the twelve months ended June 30, 1996, compared to $65.6 million or $1.07 per share in the comparable 1995 period. Additionally, income from discontinued operations was $39.6 million or $0.60 per share and $3.5 million or $0.05 per share in the twelve month periods ended June 30, 1996 and 1995, respectively.

                                   -more-

    GAS DISTRIBUTION

    The Gas Distribution group earned $0.8 million during the second quarter of 1996, up $3.6 million from a loss in the second quarter of 1995. This business group contributed earnings per share of $0.01 for the second quarter of 1996, compared to a loss of $0.04 per share for the second quarter of 1995. For the Gas Distribution group, the second quarter is typically a break-even or loss quarter due to seasonally lower demand for gas sales. The increase in earnings primarily reflects higher gas sales from unusually cold weather and lower operating expenses. The colder weather resulted in a $2.2 million or $0.03 per share improvement in the quarter's earnings compared to the 1995 quarter.

    For the first six months of 1996, Gas Distribution earned $72.0 million or $1.08 per share, compared to $54.4 million or $.86 per share during the first half of 1995. Colder weather in 1996 compared to 1995 increased gas market volumes 13.3 Bcf and contributed $11.9 million or $0.18 per share to the increased earnings. Lower operating expenses also contributed to higher earnings. For the twelve months ended June 30, 1996, Gas Distribution earned $93.3 million or $1.40 per share, compared to $52.3 million or $0.85 per share in the comparable 1995 twelve month ended period.

    DIVERSIFIED ENERGY

    The Diversified Energy group reported second quarter earnings of $4.4 million or $0.07 per share, unchanged from the second quarter of 1995.

    EXPLORATION AND PRODUCTION - Operating income increased to $6.6 million for the quarter, more than double the $2.9 million earned in the second quarter of 1995. Gas and oil production was 14.3 Bcf equivalent (Bcfe) in the quarter, an increase of 7.1

                                   -more-

    Bcfe or nearly double the comparable 1995 quarter. Increased production is the result of the company's acquisition of coalbed methane properties in late 1995 and its ongoing developmental drilling activities in the Midwest, Mid-continent and Gulf Coast regions.

    GAS MARKETING AND COGENERATION - Operating and joint venture results were a loss of $3.8 million, compared to income of $2.0 million in the second quarter of 1995. The decrease primarily reflects lower gross margins on gas sales due to the timing of gas inventory costs and other expenses. In the second half of the year, the pattern of these costs will change such that we anticipate this business unit will report improved results over 1995. Quarterly gas sales were 42.7 Bcf compared to 32.6 Bcf a year earlier, a 31% increase.

    GAS GATHERING AND PROCESSING - Operating and joint venture income increased to $1.9 million from $0.2 million in the 1995 quarter due to the acquisition of interests in two gas gathering systems in late 1995 and early 1996. Volumes transported were 14.7 Bcf, up significantly from 1995. These results reflect MCN's expansion of its gathering and processing investments outside of Michigan.

    GAS STORAGE - Joint venture income for the quarter was $1.4 million, unchanged from the second quarter of 1995.

    For the six months ended June 30, 1996, Diversified Energy earned $12.2 million or $0.18 per share, compared to $7.8 million or $0.12 per share for the six months ended June 30, 1995. For the twelve months ended June 30, 1996, Diversified Energy earned $22.0 million or $0.33 per share, compared to $13.3 million or $0.22 per share during the comparable 1995 twelve month period.

                                   -more-

    DISCONTINUED OPERATIONS

    Net income from discontinued operations for the second quarter of 1996 was $36.8 million or $0.55 per share, compared to $0.7 million or $0.01 per share in the second quarter of 1995. Income for the 1996 quarter includes an after-tax gain of $36.2 million or $0.54 per share for the June sale of MCN's computer operations subsidiary, The Genix Group, Inc.

    MCN Corporation is a $3.1 billion (assets) diversified natural gas holding company with gas markets and investments throughout North America. Its principal subsidiaries are Michigan Consolidated Gas Company (MichCon), a natural gas distribution and transmission company serving 1.2 million customers in more than 500 communities throughout Michigan, and MCN Investment Corporation (MCNIC). MCNIC owns subsidiaries involved in exploration and production, gas marketing, cogeneration, gas storage, and gathering and processing.

                                      ###

                        MCN CORPORATION AND SUBSIDIARIES
                            NEWS RELEASE STATISTICS
                                  (Unaudited)

                                            Three Months Ended      Six Months Ended         Twelve Months Ended
                                                 June 30,                June 30,                 June 30,
                                           -------------------       ---------------         -------------------
                                             1996        1995        1996      1995             1996       1995
                                             ----        ----        ----      ----             ----       ----
                                                         (in Thousands, Except Per Share Amounts)
OPERATING REVENUES......................   $ 356,930  $ 262,343  $ 1,150,148   $ 788,431   $ 1,856,949   $ 1,364,934

OPERATING EXPENSES......................     341,661    252,454      997,637     673,310     1,631,330     1,224,688
                                           ---------  ---------  -----------   ---------   -----------   -----------
OPERATING INCOME (LOSS)
  Gas Distribution......................      11,341      5,281      134,620     104,436       196,503       122,032
  Diversified Energy:
    Gas Services:
      Exploration & Production..........       6,651      2,866       13,168       6,984        24,644        15,957
      Gas Marketing & Cogeneration......      (3,137)     2,231        3,272       4,820         4,235         4,184
      Gas Gathering & Processing........         878        145        2,409         176         2,609           300
    Corporate & Other...................        (464)      (634)        (958)     (1,295)       (2,372)       (2,227)
                                           ---------  ---------  -----------   ---------   -----------   -----------
    Total Diversified Energy............       3,928      4,608       17,891      10,685        29,116        18,214
                                           ---------  ---------  -----------   ---------   -----------   -----------
  Total Operating Income................      15,269      9,889      152,511     115,121       225,619       140,246
                                           ---------  ---------  -----------   ---------   -----------   -----------
EQUITY IN EARNINGS (LOSS) OF JOINT
VENTURES
  Gas Storage...........................       1,439      1,416        2,823       3,147         5,592         5,852
  Gas Marketing & Cogeneration..........        (615)      (237)        (398)       (592)         (692)       (1,080)
  Gas Gathering & Processing............       1,002         41        1,978         128         2,478           901
  Other.................................       1,480       (397)       1,426        (616)        1,629        (1,105)
                                           ---------  ---------  -----------   ---------   -----------   -----------
  Total.................................       3,306        823        5,829       2,067         9,007         4,568
                                           ---------  ---------  -----------   ---------   -----------   -----------
OTHER INCOME AND (DEDUCTIONS)...........     (16,495)   (12,010)     (39,177)    (29,299)      (74,853)      (60,342)
                                           ---------  ---------  -----------   ---------   -----------   -----------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS  BEFORE INCOME TAXES........       2,080     (1,298)     119,163      87,889       159,773        84,472
                                           ---------  ---------  -----------   ---------   -----------   -----------
INCOME TAXES
  Current and Deferred Provision
  (Benefit).............................         825       (399)      42,788      30,545        58,844        28,100
  Gas Production Tax Credits............      (3,952)    (2,504)      (7,886)     (4,822)      (14,335)       (9,213)
                                           ---------  ---------  -----------   ---------   -----------   -----------
                                              (3,127)    (2,903)      34,902      25,723        44,509        18,887
                                           ---------  ---------  -----------   ---------   -----------   -----------
INCOME FROM CONTINUING OPERATIONS.......       5,207      1,605       84,261      62,166       115,264        65,585
                                           ---------  ---------  -----------   ---------   -----------   -----------
Discontinued Operations, Net of Taxes (1)
  Income From Operations................         582        707        1,595       1,736         3,446         3,486
  Gain On Sale..........................      36,176          -       36,176           -        36,176             -
                                           ---------  ---------  -----------   ---------   -----------   -----------
                                              36,758        707       37,771       1,736        39,622         3,486
                                           ---------  ---------  -----------   ---------   -----------   -----------
NET INCOME..............................   $  41,965  $   2,312  $   122,032   $  63,902      $154,886   $    69,071
                                           =========  =========  ===========   =========   ===========   ===========
EARNINGS (LOSS) PER SHARE
Continuing Operations:
  Gas Distribution......................   $     .01  $    (.04) $      1.08   $     .86   $      1.40   $       .85
  Diversified Energy....................         .07        .07          .18         .12           .33           .22
                                           ---------  ---------  -----------   ---------   -----------   -----------
                                                 .08        .03         1.26         .98          1.73          1.07
                                           ---------  ---------  -----------   ---------   -----------   -----------
Discontinued Operations (1):
  Income From Operations................         .01        .01          .03         .03           .06           .05
  Gain On Sale..........................         .54          -          .54           -           .54             -
                                           ---------  ---------  -----------   ---------   -----------   -----------
                                                 .55        .01          .57         .03           .60           .05
                                           ---------  ---------  -----------   ---------   -----------   -----------
                                           $     .63  $     .04  $      1.83   $    1.01   $      2.33   $      1.12
                                           =========  =========  ===========   =========   ===========   ===========
AVERAGE COMMON SHARES OUTSTANDING.......      66,893     65,884       66,730      63,254        66,467        61,409
                                           =========  =========  ===========   =========   ===========   ===========
DIVIDENDS PAID PER SHARE................   $   .2325  $   .2225  $     .4650   $   .4450   $     .9200   $     .8825
                                           =========  =========  ===========   =========   ===========   ===========

                        MCN CORPORATION AND SUBSIDIARIES
                            NEWS RELEASE STATISTICS
                                  (Unaudited)

                                                  Three Months Ended       Six Months Ended       Twelve Months Ended
                                                      June 30,                  June 30,                June 30,
                                                ---------------------     -------------------    ----------------------
                                                  1996         1995        1996        1995         1996         1995
                                                -------      --------     -------    --------    ---------     --------
GAS MARKETS (MMcf)
  Gas Distribution:
    Gas Sales...............................     34,574        31,950     138,145     122,402      225,559      192,377
    End User Transportation.................     32,067        32,278      79,528      75,923      149,366      140,468
    Intermediate Transportation.............    110,295        71,903     258,323     184,473      448,278      324,059
                                               --------      --------    --------    --------    ---------     --------
    Total...................................    176,936       136,131     475,996     382,798      823,203      656,904
                                               --------      --------    --------    --------    ---------     --------
  Diversified Energy:
    Gas Sales:
      Gas Marketing & Cogeneration..........     42,721        32,603     113,516      76,089      208,095      147,298
      Exploration & Production (2)..........      8,484         3,083      17,196       6,339       27,050       11,157
    Transportation..........................     14,653            64      30,824         612       31,303          794
                                               --------      --------    --------    --------    ---------     --------
    Total...................................     65,858        35,750     161,536      83,040      266,448      159,249
                                               --------      --------    --------    --------    ---------     --------
  Less Intercompany Transactions............      5,083         2,260      19,140       6,311       28,951       10,549
                                               --------      --------    --------    --------    ---------     --------
  Total.....................................    237,711       169,621     618,392     459,527    1,060,700      805,604
                                               ========      ========    ========    ========    =========      =======

GAS PRODUCTION - DIVERSIFIED ENERGY (MMcf)..     13,156         6,743      25,633      13,140       43,913       23,559
                                               ========      ========    ========    ========    =========     ========
OIL PRODUCTION - DIVERSIFIED ENERGY (Mbbl)..        196            85         361         146          603          216
                                               ========      ========    ========    ========    =========     ========
EFFECT OF WEATHER
  Degree Days...............................        983           885       4,569       4,044        7,302        6,109
  Percent Colder (Warmer) than Normal.......       13.6%          2.5%        7.3%       (4.1)%        7.4%        (9.6)%
  Increase (Decrease) from Normal in:
    Gas Markets (MMcf)......................      3,205           540       8,636      (4,708)      14,832      (15,475)
    Net Income (000)........................   $  2,886     $     677   $   7,816   $  (4,062)  $   13,295   $  (13,902)
    Earnings Per Share......................   $    .04     $     .01   $     .12   $    (.06)  $      .20   $    ( .23)
  Current and Deferred Provision (Benefit)
MMcf - million cubic feet
Mbbl - thousand barrels

Notes:  (1) Represents operations and gain on sale of The Genix Group, Inc., formerly MCN's computer operations subsidiary.

        (2) Represents gas sales made directly to third parties by MCN's exploration & production (E&P) operations. Other E&P production is sold to affiliated companies for marketing.

                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MCN CORPORATION

                                        By /s/ Sebastian Coppola
                                           ------------------------------
                                           Sebastian Coppola
                                           Vice President and Treasurer


Date: July 19, 1996